--------------------------------------------------------------------------------



                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


Date of Report: November 17, 2000
(Date of earliest event reported)



                    Residential Asset Mortgage Products, Inc.
                    -----------------------------------------
             (Exact name of registrant as specified in its charter)



            Delaware                   333-42510                 41-1955181
            --------                   ---------                 ----------
(State or Other Jurisdiction of       (Commission             (I.R.S. Employer
         Incorporation)               File Number)           Identification No.)





     8400 Normandale Lake Blvd., Suite 600, Minneapolis, Minnesota      55437
     -------------------------------------------------------------      -----
               (Address of Principal Executive Office)                (Zip Code)


        Registrant's telephone number, including area code:(612) 832-7000
                                                           --------------






--------------------------------------------------------------------------------

Item 5.  Other Events.
         ------------

                  On November 22, 2000, the Registrant will cause the issuance and sale of Mortgage Asset-Backed Pass-Through Certificates, Series 2000-RZ2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2, Class M-3, Class SB, Class R-I and Class R-II (the "Certificates") pursuant to a Pooling and Servicing Agreement to be dated as of November 1, 2000, among the Registrant, Residential Funding Corporation, as Master Servicer and Bank One, National Association, as Trustee.

                  In connection with the sale of the Series 2000-RZ2, Class A-1, Class A-2, Class A-3, Class A-4, Class A-5, Class M-1, Class M-2 and Class M-3 Certificates (the "Underwritten Certificates"), the Registrant has been advised by Bear, Stearns & Co. Inc. and Prudential Securities Incorporated (the "Underwriters"), that the Underwriters have furnished to prospective investors certain yield tables and other computational materials (the "Computational Materials") with respect to the Underwritten Certificates following the effective date of Registration Statement No. 333-42510, which Computational Materials are being filed manually as exhibits to this report.

                  The Computational Materials have been provided by the Underwriters. The information in the Computational Materials is preliminary and may be superseded by the Prospectus Supplement relating to the Certificates and by any other information subsequently filed with the Securities and Exchange Commission.

                  The Computational Materials consist of the pages that appear after the Form SE cover sheet and the page headed "NOTICE".

                  The Computational Materials were prepared by the Underwriters at the request of certain prospective investors, based on assumptions provided by, and satisfying the special requirements of, such prospective investors. The Computational Materials may be based on assumptions that differ from the assumptions set forth in the Prospectus Supplement. The Computational Materials may not include, and do not purport to include, information based on assumptions representing a complete set of possible scenarios. Accordingly, the Computational Materials may not be relevant to or appropriate for investors other than those specifically requesting them.

                  In addition, the actual characteristics and performance of the mortgage loans underlying the Underwritten Certificates (the "Mortgage Loans") may differ from the assumptions used in the Computational Materials, which are hypothetical in nature and which were provided to certain investors only to give a general sense of how the yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates might vary under varying prepayment and other scenarios. Any difference between such assumptions and the actual characteristics and performance of the Mortgage Loans will affect the actual yield, average life, duration, expected maturity, interest rate sensitivity and cash flow characteristics of a particular class of Underwritten Certificates.

Item 7.  Financial Statements, PRO FORMA Financial Information and Exhibits
         ------------------------------------------------------------------


         (a)      Financial Statements.
                  --------------------

                  Not applicable.

         (b)      PRO FORMA Financial Information.

                  Not applicable.

         (c)      Exhibits



                                 ITEM 601(A) OF
                                 REGULATION S-K
EXHIBIT NO.                      EXHIBIT NO.             DESCRIPTION
-----------                      -----------             -----------
     1                                99                 Computational Materials

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.


                                           RESIDENTIAL ASSET MORTGAGE
                                           PRODUCTS, INC.

                                           By:  /s/ Julie Steinhagen
                                                --------------------
                                           Name:    Julie Steinhagen
                                           Title:   Vice President




Dated: November 17, 2000

                                  EXHIBIT INDEX


                  Item 601 (a) of   Sequentially
         Exhibit  Regulation S-K    Numbered
         Number   Exhibit No.       Description               Page
         ------   -----------       -----------               ----

         1        99                Computational Materials    6